UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2788 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95051 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment and Restatement of Amended and Restated 2007 Equity Incentive Plan

On May 16, 2018, at the 2018 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2018 Annual Meeting, our stockholders approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2007 Equity Incentive Plan, or the 2007 Plan, to increase the available share reserve by 23,000,000 shares as described in our definitive proxy statement for the 2018 Annual Meeting filed with the Securities and Exchange Commission on April 6, 2018, or the Proxy Statement. The 2007 Plan previously had been approved, subject to stockholder approval, by the Compensation Committee of the Board of Directors of NVIDIA, or the Committee. A summary of the 2007 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2007 Plan are qualified in their entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment and Restatement of 2012 Employee Stock Purchase Plan

At the 2018 Annual Meeting, our stockholders also approved an amendment and restatement of the NVIDIA Corporation Amended and Restated 2012 Employee Stock Purchase Plan, or the 2012 Plan, to increase the available share reserve by 13,500,000 shares as described in the Proxy Statement. The 2012 Plan previously had been approved, subject to stockholder approval, by the Committee. A summary of the 2012 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2012 Plan are qualified in their entirety by reference to the text of the 2012 Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting, the following proposals were adopted by the margin indicated. Proxies for the 2018 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of eleven (11) directors to serve for a one-year term until the 2019 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	389,082,026
Number of shares Withheld	1,757,716
Number of shares Abstaining	1,032,012
Number of Broker Non-Votes	111,817,277

b. Tench Coxe
Number of shares For	367,590,677
Number of shares Withheld	21,761,378
Number of shares Abstaining	2,519,699
Number of Broker Non-Votes	111,817,277

c. Persis S. Drell
Number of shares For	389,844,378
Number of shares Withheld	984,285
Number of shares Abstaining	1,043,091
Number of Broker Non-Votes	111,817,277

d. James C. Gaither
Number of shares For	364,954,464
Number of shares Withheld	24,263,401
Number of shares Abstaining	2,653,889
Number of Broker Non-Votes	111,817,277

e. Jen-Hsun Huang
Number of shares For	387,514,044
Number of shares Withheld	2,653,201
Number of shares Abstaining	1,704,509
Number of Broker Non-Votes	111,817,277

f. Dawn Hudson
Number of shares For	390,611,730
Number of shares Withheld	832,521
Number of shares Abstaining	427,503
Number of Broker Non-Votes	111,817,277

g. Harvey C. Jones
Number of shares For	362,206,296
Number of shares Withheld	27,091,626
Number of shares Abstaining	2,573,832
Number of Broker Non-Votes	111,817,277

h. Michael G. McCaffery
Number of shares For	390,603,365
Number of shares Withheld	790,154
Number of shares Abstaining	478,235
Number of Broker Non-Votes	111,817,277

i. Mark L. Perry
Number of shares For	378,876,107
Number of shares Withheld	11,027,438
Number of shares Abstaining	1,968,209
Number of Broker Non-Votes	111,817,277

j. A. Brooke Seawell
Number of shares For	367,828,829
Number of shares Withheld	21,519,148
Number of shares Abstaining	2,523,777
Number of Broker Non-Votes	111,817,277

k. Mark A. Stevens
Number of shares For	386,368,413
Number of shares Withheld	4,988,443
Number of shares Abstaining	514,898
Number of Broker Non-Votes	111,817,277

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Proxy Statement. The results of the voting were as follows:

Number of shares For	382,656,840
Number of shares Against	8,325,994
Number of shares Abstaining	888,920
Number of Broker Non-Votes	111,817,277

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 27, 2019. The results of the voting were as follows:

Number of shares For	494,844,879
Number of shares Against	7,744,702
Number of shares Abstaining	1,099,450
Number of Broker Non-Votes	__

4.    The approval of the 2007 Plan. The results of the voting were as follows:

Number of shares For	374,422,831
Number of shares Against	16,581,237
Number of shares Abstaining	867,686
Number of Broker Non-Votes	111,817,277

5.    The approval of the 2012 Plan. The results of the voting were as follows:

Number of shares For	387,376,942
Number of shares Against	3,763,309
Number of shares Abstaining	731,503
Number of Broker Non-Votes	111,817,277

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description .
10.1	Amended and Restated 2007 Equity Incentive Plan
10.2	Amended and Restated 2012 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 21, 2018	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary